BESICORP LTD.

                               1999 INCENTIVE PLAN


         1.       PURPOSE OF THE PLAN.

                  This 1999 Incentive Plan (the "Plan") is intended as an incentive, to retain in the employ of and as consultants and advisors to BESICORP LTD., a New York corporation (the "Company"), and any subsidiary corporation of the Company (each, a "Subsidiary"), within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended and as it may be amended from time to time (the "Code"), persons of training, experience and ability, to attract new employees, officers, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. It is intended that this incentive will be effected through (a) the granting of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), pursuant to restricted stock grant agreements and (b) the granting of stock options, including options for restricted shares of Common Stock (collectively, such options and grants of shares are referred to herein as "Awards").

                  It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of
Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be non-qualified stock options (the "Non-qualified Options"). Incentive Options and Non-qualified Options are hereinafter referred to collectively as "Options." Grants of shares of Common Stock pursuant to restricted stock agreements ("Restricted Stock Agreements") are hereinafter referred to collectively as "Restricted Stock." Restricted shares of Common Stock issued pursuant to the exercise of Options are hereinafter referred to collectively as "Restricted Option Shares."

                  The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b- 3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2.       ADMINISTRATION OF THE PLAN.

                  The Plan shall be administered by either the Board of Directors of the Company (the "Board") or a committee (the "Committee") appointed by the Board, which committee shall consist solely of two or more
Non-Employee Directors (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board (such Committee or the Board as administrator of the Plan, the


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"Administrator").  The Administrator,  subject to the express terms of the Plan, shall have full power and authority to designate recipients of Awards, the type of Award to be granted, to determine the terms and conditions of the Awards and the instruments and agreements governing Awards (the "Instruments") (which need not be identical), to interpret the provisions and supervise the administration of the Plan and Awards (including the Instruments), make such rules as it deems
necessary  for  the  proper   administration   of  the  Plan,   make  all  other
determinations necessary or advisable for the administration of the Plan and correct any defects or fill in any omission or reconcile any inconsistency in the Plan or in any Awards and Instruments granted under the Plan in the manner and to the extent that the Administrator deems desirable to carry into effect the Plan or any Awards.

                  The act or determination of a majority of the Administrator shall be the act or determination of the Administrator and any decision reduced to writing and signed by all of the members of the Administrator shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Administrator pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                  In the event that for any reason the Administrator is unable to act or if the Administrator is a Committee and such Committee at the time of any grant, award or other acquisition under the Plan of Awards or Stock does not consist solely of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

         3.       DESIGNATION OF AWARDEES.

                  The persons eligible for participation in the Plan as recipients of Awards (the "Awardees") shall be employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided, however that Incentive Options may only be granted to individuals who are in the employ of the Company and the Subsidiaries and who meet the applicable requirements of the Code pertaining to such Options. In selecting Awardees, and in determining the number of shares to be covered by each Award granted to Awardees, the Administrator may consider the office or position held by the Awardee or the Awardee's relationship to the Company, the Awardee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Awardee's length of service to the Company, promotions, potential and any other factors that the Administrator may consider relevant. An Awardee who has been granted an Award hereunder may be granted an additional Award or Awards, if the Administrator shall so determine.

         4.       STOCK RESERVED FOR THE PLAN.

                  Subject to adjustment as provided in Section 8 hereof, a total of 40,000 shares of the Company's shares of Common Stock (the "Stock") shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Awards at the


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termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Award expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Award be reduced for any reason, the shares of Stock theretofore subject to such Award may be subject to future Awards under the Plan, subject to the Code and the regulations promulgated pursuant to the Code (the "Regulations").

         5.       TERMS AND CONDITIONS OF OPTIONS.

                  Options granted under the Plan shall be evidenced by Instruments ("Option Instruments") (each of which shall be subject to the provisions of this Plan), shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

              (a) OPTION PRICE. The purchase price of each share of Stock purchasable under an Option shall be determined by the Administrator at the time of grant and shall not be less than the par value of the Common Stock on the date that the Option is granted, provided, however, that the purchase price of each share of Stock purchasable under an Incentive Option shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided further, however, that with respect to any Awardee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal United States securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Administrator in good faith and, in the case of Incentive Options, in a manner consistent with the provisions of the Code.

                         (b) OPTION TERM. The term of each Option shall be fixed
by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted, provided, however, that with respect to any Awardee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the term of such Option shall be no more than five years from the date such Option is granted.

               (c) EXERCISABILITY. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant or subsequently, subject to the provisions of this Plan.

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

                              (d) METHOD OF EXERCISE. Options to the extent then
exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Administrator. As determined by the Administrator, in its sole discretion, at or after grant, payment in full or in part may also be made (i) in the form of Stock owned by the Awardee (based on the Fair Market Value of the Stock on the last trading day before the Option is exercised) and (ii) in the case of Non-qualified Options in the form of withholding of Stock issuable upon exercise in accordance with Section 9(b) hereof. An Awardee shall have the right to dividends and other rights of a shareholder of record with respect to shares of Stock purchased upon exercise of an Option after the Awardee has given written notice of exercise and has paid in full for such shares.


                           (e) TRANSFERABILITY OF OPTIONS. Options are
transferable; provided, however that Incentive Options and Options to acquire Restricted Option Shares are not transferable and may be exercised solely by the Awardee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                           (f) TERMINATION BY DEATH. Subject to Section 6(c) an
the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations promulgated thereunder, unless otherwise determined by the Administrator, if any Awardee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the Awardee under the will of the Awardee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                           (g) OTHER TERMINATION. Subject to Section 6 (d),
unless otherwise determined by the Administrator, if any Awardee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, any Option held by such Awardee may not thereafter be exercised.

                           (h) LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate
Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Awardee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000 (or such other amount as may be subsequently specified by the Code).

                           (i) TRANSFER OF INCENTIVE OPTION SHARES. If an
Awardee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option

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granted  under the Plan within the two-year  period  commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal income tax or other withholding required by law.

                           (j) INCENTIVE OPTIONS.  Each Option which is intended
to qualify as an Incentive Option, and each Option which is intended to qualify as another type of tax-qualified option which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options. Each such Option shall contain such provisions as the Administrator shall deem advisable in order to comply with such applicable provisions of the Code and shall in all events be consistent with and shall contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Options (or such other type of tax-qualified option). To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Non-qualified Option.

              (k) OPTIONS TO ACQUIRE RESTRICTED OPTION SHARES. The Administrator shall determine at the time of grant of each Option whether the shares issuable upon the exercise of such Option shall be Restricted Option Shares and if the Administrator determines that such shares shall be Restricted Option Shares, the Options for such Restricted Shares and the Restricted Option Shares issuable upon the exercise of such Options shall be subject to the provisions of both Sections 5 and 6.

                  6.       GRANTS OF RESTRICTED STOCK AND RESTRICTED OPTION
SHARES.

                  The Administrator may (i) authorize, in its discretion, the grant of shares of Restricted Stock to Awardees pursuant to Restricted Stock Agreements in such form, and not inconsistent with the Plan, as the Administrator shall approve from time to time and (ii) provide that shares of Stock issuable pursuant to certain Options shall be Restricted Option Shares, in which case the Option Instruments for such Options (the "Options Instruments for Restricted Shares") shall include provisions with respect to the Restricted Option Shares issuable upon the exercise of such Options which provisions shall be in such form, and not inconsistent with the Plan, as the Administrator shall approve from time to time and in the case of both Restricted Stock Agreements and Option Instruments for Restricted Option Shares shall include substantially the following terms and conditions as the Administrator shall determine:

                           (a) RESTRICTIONS AGAINST DISPOSITION. Shares of
Restricted Stock acquired by an Awardee pursuant to a Restricted Stock Agreement and Restricted Option Shares issued as a result of the exercise of an Option shall not be sold, transferred, or otherwise disposed of and shall not be pledged or otherwise hypothecated, except as provided in the Restricted Stock Agreement or the Option Instrument for Restricted Shares, provided, however, that if the Restricted Stock Agreement or the Option Instrument for Restricted Shares does not indicate the period during which such shares of Restricted Stock or Restricted Option Shares are so restricted

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against disposition, such shares of Restricted Stock or Restricted Option Shares shall be restricted against disposition for a period of five years from the date of grant of the Restricted Stock or the Option to acquire Restricted Shares, except that the restrictions against disposition shall lapse with respect to twenty percent of such shares annually on the anniversary of the date of the issuance of such shares. These restrictions on any such sale, transfer or other disposition, or any pledge or other hypothecation are be referred to as "restrictions against disposition." Certificates for all shares issued pursuant to Restricted Stock grants and Option Instruments for Restricted Shares shall be issued in the recipient's name but shall be held in escrow by the Company, together with stock powers executed by the recipient transferring such shares back to the Company, pending lapse of the restrictions against disposition. For each recipient of Restricted Stock and each recipient of Restricted Option Shares, the Company shall have an escrow account (the "Escrow Account") consisting of all shares granted pursuant to Restricted Stock Agreements and all Restricted Option Shares issued upon the exercise of Option Instruments for Restricted Option Shares, plus any cash, additional shares of Common Stock and other dividends thereon, minus (i) shares as to which the restrictions against
disposition  have  lapsed  and  (ii)  dividends,   and  the  proceeds   thereof,
attribuatable to the shares as to which the restrictions against disposition have lapsed.

                           (b) TERMINATION OF SERVICE AND FORFEITURE OF SHARES.
The Restricted Stock Agreements and Option Instruments for Restricted Option Shares shall provide that if the recipient ceases to be employed by the Company or any Subsidiary for any reason within six months after the date of grant of the Restricted Stock or the Options to acquire Restricted Option Shares, as applicable, he or she shall automatically forfeit, without receipt of any consideration (other than the exercise price for the Restricted Option Shares if the Options to acquire Restricted Option Shares have been exercised), all shares covered by the Restricted Stock Agreement or Option Instruments for Restricted Option Shares, as the case may be, and if the Option to acquire Restricted Option Shares has not been exercised, the Option shall expire and be terminated. After the aforementioned six-month period, if employment terminates other than by retirement with the consent of the Company or by death, then, subject to any provisions in the Restricted Stock Agreement or Option Instruments for Restricted Option Shares, as the case may be, to the contrary, the shares subject to the Restricted Stock Agreement and Option Instruments for Restricted Option Shares as to which the restrictions against disposition have not lapsed (the "Restricted Period") shall be forfeited to the Company immediately without payment of any consideration (other than the exercise price for the Restricted Option Shares if the Options to acquire Restricted Option Shares have been exercised), and if any Options to acquire Restricted Option Shares has not been exercised, any such Options shall expire and be terminated.

              (c) NO FORFEITURE OF SHARES UPON DEATH OR RETIREMENT. In the event of the death of a recipient of Restricted Stock, Options to acquire Restricted Option Shares or Restricted Option Shares while an employee of the Company or any Subsidiary, or his retirement with the written consent of the Company (which consent expressly provides that all such shares of Restricted Stock and all such Restricted Option Shares shall remain the property of the recipient), in either case after the six-month period referred to in Section 6 (b) herein, all such shares of Restricted Stock and all such Restricted Option Shares shall remain the property of the recipient or his estate, as the case may be, the Option to acquire Restricted Option Shares shall remain in effect


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


and terminate in accordance with Section 5 hereof, and the restrictions against disposition shall lapse at the rate they would have lapsed if such recipient had not so died or retired provided, however, that the Adminisitrator may take such action as is necessary so that such restrictions shall lapse immediately with respect to such number of shares of Restricted Stock and Restricted Option Shares, the sale of which would be necessary in order for such recipient to satisfy all obligations with respect to taxes on account of the vesting of such shares of Restricted Stock and such Restricted Option Shares.

                           (d) VOTING RIGHTS AND DIVIDENDS.  Recipients of
Restricted Stock grants and all Restricted Option Shares issued upon the exercise of Option Instruments for Restricted Option Shares shall be entitled to vote all shares covered by such grants and such exercises and to receive any dividends (except that such dividends shall be added to the recipient's Escrow Account and shall be either distributed or forfeited together with the shares as to which such shares were initially issued pursuant to dividends or distributions).

              7.    TERM OF PLAN.

                    No Award shall be granted pursuant to the Plan on or after February 1, 2009, but Options theretofore granted may extend beyond that date and Restricted Option Shares and shares of Restricted Stock shall not be forfeit as a result of the attainment of such date. The Plan shall terminate on the first day that no Options are outstanding, the restrictions have lapsed with respect to all of the shares of Restricted Stock and Restricted Option Shares, and no more Awards may be granted hereunder.

              8.    CAPITAL CHANGE OF THE COMPANY.

                    In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock distribution, or other change in corporate structure affecting the Stock, the Administrator shall make an appropriate and equitable adjustment in the number and kind of securities reserved for issuance under the Plan and in the number and option price of securities subject to outstanding Options granted under the Plan, to the end that after such event each Awardee's proportionate interest shall be maintained as immediately before the occurrence of such event. No adjustments shall be made for cash dividends and cash distributions.

                    The Administrator may, notwithstanding any other provision of this Plan to the contrary, make adjustments to Options, Restricted Option Shares and shares of Restricted Stock in order to provide for acceleration of benefits thereunder in the event of a change in control, merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all assets or dissolution of or spinoff or similar transaction by the Company.

              9.     TAXES.

                    (a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Awards granted under the Plan with respect to the withholding of any United States taxes or any other tax matters.


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                    (b) Subject to the consent of the Administrator,  due to (i)
the exercise of a Nonqualified Option, (ii) the lapse of restrictions on Restricted Option Shares and shares of Restricted Stock, or (iii) the issuance of any Option, an Awardee may make an irrevocable election (an "Election") to
(A) have shares of Stock otherwise issuable under clause (i) withheld, or (B) tender back to the Company shares of Stock (other than shares of Restricted Stock and Restricted Option Shares for which the restrictions have not lapsed) received pursuant to clauses (i), (ii) or (iii), or (C) deliver back to the Company pursuant to clauses (i), (ii), or (iii) previously-acquired shares of Stock of the Company (other than shares of Restricted Stock and Restricted Option Shares for which the restrictions have not lapsed) having a Fair Market Value sufficient to satisfy all or part of the Awardee's estimated tax obligations associated with the transaction. Such Election must be made by an Awardee prior to the date on which the relevant tax obligation arises (the "Tax Date"). The Administrator may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under this Plan that the rights to make Elections shall not apply to such Awards.

              10.    EFFECTIVE DATE OF PLAN.

                    The Plan shall be effective on February 1, 1999, provided however that the Plan shall subsequently be approved by majority vote of the Company's shareholders not later than February 1, 2000.

              11. AMENDMENT AND TERMINATION OF PLAN AND AWARDS; SUBSTITUTE OPTIONS.

                    Subject to the Code, the Regulations and the Business Corporation Law (the "BCL") of the State of New York, the Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Awardee under any Award theretofore granted without his or her consent.

              The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Awardee without his consent.

              The Administrator may also substitute grants of Restricted Stock for previously granted Restricted Stock, new Options for previously granted Options, including options granted under other plans applicable to the Awardee and previously granted Options having higher exercise prices, upon such terms as the Administrator may deem appropriate so long as the terms of the Substitute Awards are no less favorable to the Awardee than the terms of the previously granted Award.

              12.   GOVERNMENT REGULATIONS.

                    The Plan, the grant of Awards hereunder, the exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options and to issue Restricted


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Stock  pursuant  to  Restricted  Stock  Agreements  ,  shall be  subject  to all
applicable  laws,   rules  and  regulations,   and  to  such  approvals  by  any
governmental agencies or national securities exchanges as may be required.

              13.   GENERAL PROVISIONS.

                           (a) CERTIFICATES. All certificates for shares of
Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange upon which the Stock is then listed and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                           (b) RIGHTS AS SHAREHOLDERS.  Subject to Section 5(d)
hereof, no Awardee shall have any rights as a shareholder of the Company with respect to shares covered by such Options.


                           (c) REGISTRATION OF STOCK. Notwithstanding any other
provision in the Plan, no shares of Restricted Stock may be issued and no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any shares of Restricted Stock or any Stock to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the issuance of any shares of Restricted Stock or the exercise of an Option and the issuance and sale of the Stock subject to such Option. However, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Administrator, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Administrator may also give appropriate stop transfer instructions to the Company's transfer agents.

                           (d) LEGAL COMPLIANCE.  Each person being issued
shares of Restricted Stock or exercising an Option under the Plan may be required by the Company to execute such instruments as the Administrator deems necessary in order to comply with the Securities Act and the rules and regulations promulgated thereunder. In the case of officers, directors and other persons subject to Section 16 of the Exchange Act, the Administrator may at any time impose any limitations upon the issuance of shares of Restricted Stock or the exercise, delivery or payment of any Option which, in the discretion of the Administrator, are necessary or desirable in order to comply with Section 16 of the Exchange Act and the rules and regulations thereunder. To the extent required to comply with Section 16 of the Exchange Act, no transfer or other disposition of any shares of Restricted Stock may be made within six months from the date of grant of such shares of Restricted

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Stock and no transfer or other disposition of any shares of Stock underlying any
Option may be made within six months from the date of grant of such Option. Any transfer contrary to this Section 13(d) will be null and void and will nullify the Option or issuance of Stock.

                           (e) LOANS. Subject to the requirements of the BCL,
the Administrator may provide for the Company or any Subsidiary to make loans to finance the exercise of any Option as well as the estimated or actual amount of any taxes payable by the holder as a result of the exercise of or payment for any Option, and may prescribe, or may empower the Company or such Subsidiary to prescribe, the other terms and conditions (including, but not limited to, the interest rate, maturity date and whether or not the loan will be secured) of any such loan.

                           (f) EMPLOYMENT MATTERS. The adoption of the Plan
shall not confer upon any Awardee of the Company or any Subsidiary, any right to continued employment or retention or, in the case of an Awardee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors and the retention of any of its consultants and advisors at any time.

                           (g)  LEAVES OF ABSENCE; TRANSFERS The Administrator
shall be entitled to make such rules, regulations and determinations as it deems appropriate under this Plan in respect of any leave of absence from the Company granted to an Awardee. Without limiting the generality of the foregoing, the Administrator shall be entitled to determine, subject to the applicable requirements of the Code pertaining to Incentive Stock Options (1) whether or not any such leave of absence shall be treated as if the Awardee ceased to be an employee, officer, director, consultant or advisor, as the case may be, and (2) the impact, if any, of any such leave of absence on shares of Restricted Stock, on Restricted Option Shares and on Options under this Plan. In the event an Awardee transfers within the Company, such Awardee shall not be deemed to have ceased to be an employee, officer, director, consultant or advisor, as the case may be, for purposes of this Plan.

               (h)    NON-UNIFORM     DETERMINATIONS.     The    Administrator's
determinations under this Plan, including without limitation, (1) the determination of the Awardees to receive Awards, (2) the form, amount and timing of such Awards and (3) the terms and provisions of Awards and the Instruments evidencing the same, need not be uniform and may be made by it selectively among Awardees who receive, or who are eligible to receive, Awards under this Plan, whether or not such Awardees are similarly situated.

                           (i) LIMITATION OF LIABILITY. No member of the Board
or the Administrator, or any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

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              (j)   INCONSISTENCIES   WITH   INSTRUMENTS.   In   the   case   of
inconsistencies between provisions of the Plan and the provisions of any Instrument, the provisions of this Plan shall control.

                           (k) COMPANY MAY ADOPT OTHER PLANS.  The adoption of
this Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for directors, officers, employees, advisors or consultants.

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